Third Quarter 2011 Earnings Conference Call October 25, 2011 Sunoco Logistics Partners L.P. Exhibit 99.2

Forward-Looking Statements

You should review this slide presentation in conjunction with the third quarter 2011 earnings conference call for Sunoco Logistics Partners L.P., held on October 25 at 5:00 p.m. ET.  You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-
free) 888-790-3592.  International callers should dial 517-308-9379.  Please enter Conference ID “Sunoco
Logistics.”  Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 866-490-
5849.  International callers should dial 203-369-1705.
During the call, those statements we make that are not historical facts are forward-looking statements.
These forward-looking statements are not guarantees of future performance. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks and uncertainties that may affect our business and cause actual results to differ materially from those discussed during the conference call. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting our business, as well as uncertainties related to the
outcomes of pending or future litigation.   Sunoco Logistics Partners L.P. has included in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its subsequent SEC filings cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements.  For more information about these factors, see our SEC filings, available on our website at www.sunocologistics.com.  We expressly disclaim any obligation to update or alter these forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the slides at the end of the presentation.  You should consider carefully the comparable GAAP measures and the reconciliations to those measures provided in this presentation.

Highlights
Record quarterly performance:
• $150 million EBITDA
• $109 million Distributable Cash Flow
• $95 million Net Income
Increased distribution for 26
th
consecutive quarter
Completed three acquisitions during the quarter for a year to date spend of $494 million
Announced a three-for-one common unit and Class A unit split
(1)
Issued guidance for increasing the Partnership’s cash distribution by 7  percent in 2012
Realigned the Partnership’s reporting segments.
(1)
All unit and per unit information presented herein is on a pre-split basis.

Record Acquisition Growth
Almost $500MM in major acquisitions year to date…
(1)
Includes inventory
Texon Crude Business 222 $      (1)
Eagle Point Tank Farm 100
Inland Pipeline (84% interest) 99
East Boston Terminal 73           (1)
Total 494 $
(in millions)

Bakken
Granite Wash
Permian Basin
Avalon
Bone Spring
Eagleford
Nederland
Utica
Marcellus
Eagle Point
Terminal
Nederland Terminal
Eagle Point Terminal
Shales
Basins
MVPL (Joint Venture)
SXL - Crude
SXL - Refined Product
WTG (Joint Venture)
Explorer (Joint Venture)
West Shore (Joint Venture)
Wolverine (Joint Venture)
Inland (Joint Venture)
Yellowstone (Joint Venture)

5 2011 Acquisitions Texon Crude Business w/exposure to shales in: Bakken, Granite Wash, Permian & Eagleford Eagle Point Tank Farm Inland Pipeline (84% interest) East Boston Products Terminal

Unit Split
3-for-1 unit split declared
Distribution of 2 additional units for every 1 unit outstanding
• Record date—November 18, 2011
• Effective date—December 2, 2011
Impact to units outstanding:
Targeted distribution levels will be cut to 1/3
rd
of current levels for incentive
distribution rights (IDRs); no impact to distribution “splits”
November 14, 2011 distribution of $1.24 per common unit not impacted

Class of Unit 09/30/11 Pro Forma
Common 33,128,767 99,386,301
Class A 1,313,145 3,939,435

Segments Realigned
Previously, Crude Oil Pipeline segment included crude
oil pipeline and crude oil acquisition and marketing
businesses
Currently, Crude Oil Pipelines and Crude Oil Acquisition
and Marketing are segregated into separate reporting
segments
Prior-year amounts have been restated to conform
No impact on consolidated results

Former Segments 2007 2008 2009 2010
YTD
2011
Refined Products Pipeline 40          44          58          59          37
Terminal Facilities 68          81          103        124        120
Crude Oil Pipeline 85          166        182        183        222
Total EBITDA 193       291       343       366       379
Current Segments 2007 2008 2009 2010
YTD
2011
Refined Products Pipeline 40          44          58          59          37
Terminal Facilities 68          81          103        124        120
Crude Oil Pipeline 74          126        137        145        142
Crude Oil Acquisition and Marketing 11          40          45          38          80
Total EBITDA 193       291       343       366       379
Segment EBITDA: Segment Change 2007-2011YTD Segment Change 2007 - 2011YTD
(1)
Earnings before interest, taxes, depreciation and amortization (EBITDA) in millions of dollars by segment
(1) 2011 YTD = Nine months ended September 30, 2011.

$ $ $ $ $
$ $ $ $ $
$ $ $ $ $
$ $ $ $ $

Q3 2011 Financial Highlights
($ in millions, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Sales and other operating revenue 2,847 $      1,876 $      7,529 $      5,585 $
Other income 3 7 9 25
Total revenues 2,850 1,883 7,538 5,610
Cost of products sold and operating expenses 2,675 1,762 7,086 5,295
Depreciation and amortization 24 16 61 45
Selling, general and administrative expenses 23 15 67 52
Total costs and expenses 2,722 1,793 7,214 5,392
Operating income
128 90 324 218
Interest cost and debt expense 26 21 68 57
Capitalized interest (2) (1) (5) (3)
Gain on investments in affiliates - 128 - 128
Income before provision for income taxes
104 198 261 292
Provision for income taxes 7 4 18 4
Net Income
97 194 243 288
Net income attributable to noncontrolling
interests 2 1 6 1
Net Income attributable to Sunoco Logistics
Partners L.P.
95 $           193 $         237 $         287 $

Q3 2011 Financial Highlights
(amounts in millions, except per unit amounts, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Calculation of Limited Partners' interest:
Net Income attributable to Sunoco Logistics Partners L.P. 95 $       193 $    237 $    287 $
Less: General Partner's interest (14) (15) (40) (36)
Limited Partners' interest in Net Income 81 $       178 $    197 $    251 $
Net Income per Limited Partner unit:
(1)
Basic 2.35 $   5.60 $   5.86 $   8.03 $
Diluted 2.34 $   5.57 $   5.85 $   7.99 $
Weighted Average Limited Partners' units outstanding:
(1)
Basic 34.4 31.8 33.6 31.3
Diluted 34.6 32.0 33.7 31.5
(1) Amounts do not reflect the announced unit split.

Refined Products Pipelines
($ in millions, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 37 $         30 $         93 $         91 $
Operating income 11 13 24 34
Depreciation and amortization expense 5 4 13 12
Earnings before interest, taxes, depreciation and
amortization (EBITDA)
16 17 37 45
Operating Highlights
Pipeline throughput (thousands of bpd)
(1)
605 452 496 476
Pipeline revenue per barrel (cents) 66.2 71.4 68.6 69.5
(1)
In May 2011, the Partnership acquired a controlling financial interest in the Inland refined products pipeline. As a result of this acquisition, the Partnership accounted for this entity as a consolidated subsidiary from the acquisition date. Volumes for the three and nine months ended September 30, 2011 of 137 and 70 thousand bpd, respectively, and the related revenue per barrel, have been included in the consolidated totals. From the date of acquisition, this pipeline had actual throughput of approximately 139 thousand bpd for the nine months ended September 30, 2011.

Terminal Facilities
($ in millions, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 94 $         64 $         279 $       188 $
Operating income 33 24 96 74
Depreciation and amortization expense 8 7 24 18
EBITDA
41 31 120 93
Operating Highlights
Terminal throughput (thousands of  bpd):
(1)
Refined products terminals 497 505 485 484
Nederland terminal 869 780 779 731
Refinery terminals 483 459 422 476
(1)
In July 2011 and August 2011, the Partnership acquired the Eagle Point tank farm and a refined products terminal located in East Boston Massachusetts, respectively.  Volumes and revenues for these acquisitions are included from their acquisition dates.

Crude Oil Pipelines
($ in millions, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 81 $         61 $         233 $       145 $
Operating income 43 34 129 90
Depreciation and amortization expense 7 5 19 14
EBITDA
48 38 142 103
Operating Highlights
Pipeline throughput (thousands of bpd)
(1)
1,637 1,387 1,591 1,045
Pipeline revenue per barrel (cents) 54.0 47.3 53.7 50.5
(1)
In July 2010, the Partnership acquired additional interests in the Mid-Valley and West Texas Gulf crude oil pipelines, which previously had been recorded as equity investments.  The Partnership obtained a controlling financial interest as a result of these acquisitions and began accounting for these entities as consolidated subsidiaries from their respective acquisition dates.  Volumes and the related revenues for the three and nine months ended September 30,
2010 of 353 and 119 thousand bpd have been included in the crude oil pipeline throughput and revenue per barrel.  From the date of acquisition, these pipelines had actual throughput of approximately 602 thousand bpd for the three and nine months ended September 30, 2010. The amounts presented for the three and nine month periods ended September 30, 2011 include amounts attributable to these systems for the entire period.

Crude Oil Acquisition and Marketing
($ in millions, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 2,671 $   1,748 $   7,028 $   5,234 $
Operating income 41 19 75 20
Depreciation and amortization expense 4 - 5 1
EBITDA
45 19 80 21
Operating Highlights
(1)(2)
Crude oil purchases (thousands of bpd)
(1)
723 662 654 649
Gross margin per barrel purchased (cents)
(2)
66.3 34.3 47.2 15.0
Average crude oil price (per barrel) $89.81 $76.21 $95.52 $77.65
(1)
(2)
Includes results from the crude oil acquisition and marketing business acquired from Texon L.P. in August 2011 from the acquisition date.
Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by total crude purchases.

Q3 2011 Financial Highlights
($ in millions, unaudited)

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Capital Expenditure Data:
Maintenance capital expenditures 10 $           11 $           20 $           25 $
Expansion capital expenditures 43 26 102 88
Major Acquisitions 395 243 494 243
Total 448 $         280 $         616 $         356 $
September 30, December 31,
2011 2010
Balance Sheet Data (at period end):
Cash and cash equivalents 8 $              2 $
Total debt
(1)
1,798 $      1,229 $
Equity
Sunoco Logistics Partners L.P. Equity 1,081 $      965 $
Noncontrolling interests 101 77
Total Equity 1,182 $      1,042 $
(1)
Total debt at September 30, 2011 and December 31, 2010 includes the $100 million promissory note to
Sunoco, Inc.

Non-GAAP Financial Measures
($ in millions, unaudited)
Non-GAAP Financial Measures
(1) Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes. EBITDA and distributable cash flow do not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles (GAAP)
and may not be comparable to other similarly titled measures of other businesses.

Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Add: Interest expense, net 24                20                63                54
Add: Depreciation and amortization expense 24                16                61                45
Add: Provision for income taxes 7                 4                 18                4
Less: Gain on investments in affiliates -             (128)            -             (128)
EBITDA
(1)
150             105             379             262
Less: Interest expense, net (24)             (20)             (63)             (54)
Less: Maintenance capital expenditures (10)             (11)             (20)             (25)
Less: Provision for income taxes (7)                (4)                (18)             (4)
Distributable cash flow
(1)
109 $          70 $            278 $          179 $
237 $          287 $          193 $          95 $
Net Income attributable to Sunoco Logistics
Partners L.P.

Historical Financial Highlights

2007 2008
Total Total 1st 2nd 3rd 4th Total 1st 2nd 3rd 4th Total 1st 2nd 3rd
Financial highlights (in millions)
Sales and other operating revenue
Refined Products Pipelines 98 $       104 $     32 $       31 $       32 $       33 $       128 $     30 $       31 $       30 $       29 $       120 $     27 $       29 $       37 $
Terminal Facilities 148 171 49 52 50 56 207 60 64 64 99 287 93 92 94
Crude Oil Pipelines 122 171 48 42 43 185 43 41 61 76 221 71 81 81
Crude Oil Acquisition and Marketing 7,066 9,762 938 1,178 1,321 1,553 4,990 1,570 1,916 1,748 2,048 7,282 2,098 2,259 2,671
Intersegment eliminations (56) (96) (29) (30) (25) (24) (108) (23) (23) (27) (29) (102) (31) (37) (36)
Total sales and other revenue 7,378 $  10,112 $ 1,038 $  1,283 $  1,420 $  1,661 $  5,402 $  1,680 $  2,029 $  1,876 $  2,223 $  7,808 $  2,258 $  2,424 $  2,847 $
Operating income
Refined Products Pipelines 32 34 11 11 13 10 45 8 13 13 10 44 5 8 11
Terminal Facilities 53 58 21 21 21 21 84 22 28 24 21 95 29 34 33
Crude Oil Pipelines 63 115 33 36 27 27 123 30 26 34 36 126 39 47 43
Crude Oil Acquisition and Marketing 8 38 26 11 (2) 8 43 (2) 3 19 16 36 2 32 41
Total operating income 156 $     245 $     91 $       79 $       59 $       66 $       295 $     58 $       70 $       90 $       83 $       301 $     75 $       121 $     128 $
Depreciation and amortization
Refined Products Pipelines 8 $         9 $         3 $         3 $         3 $         4 $         13 $       4 $         4 $         4 $         3 $         15 $       4 $         4 $         5 $
Terminal Facilities 15 16 5 5 5 4 19 6 5 7 8 26 8 8 8
Crude Oil Pipelines 12 13 4 3 3 4 14 5 4 5 7 21 6 6 7
Crude Oil Acquisition and Marketing 2 2 - - 1 1 2 - 1 - 1 2 - 1 4
Total depreciation and amortization 37 $       40 $       12 $       11 $       12 $       13 $       48 $       15 $       14 $       16 $       19 $       64 $       18 $       19 $       24 $
Refined Products Pipelines 40 44 14 14 16 14 58 12 17 17 13 59 9 12 16
Terminal Facilities 68 81 26 26 26 25 103 28 33 31 32 124 37 42 41
Crude Oil Pipelines 74 126 37 39 30 31 137 35 30 38 42 145 43 51 48
Crude Oil Acquisition and Marketing 11 40 26 11 (1) 9 45 (2) 4 19 17 38 2 33 45
Total EBITDA 193 $     291 $     103 $     90 $       71 $       79 $       343 $     73 $       84 $       105 $     104 $     366 $     91 $       138 $     150 $
Earnings before interest, taxes, depreciation
and amortization
2009 2010 2011
52
$     $     $     $       $       $       $     $       $       $     $     $     $       $     $
$     $     $       $       $       $       $     $       $       $       $       $     $       $     $

Historical Operating Highlights

2007 2008
Total Total 1st 2nd 3rd 4th 1st 2nd 3rd 4th 1st 2nd 3rd
Operating highlights
(1)
(unaudited)
Refined Products Pipelines:
Pipeline throughput (thousands of bpd)
(2)(3)
491 510 583 568 578 576 456 519 452 442 410 471 605
Pipeline revenue per barrel (cents) 54.8 55.4 59.9 60.4 60.2 62.4 70.9 66.5 71.4 71.7 71.8 69.1 66.2
Terminal Facilities:
(4)
Refined products terminals throughput (thousands of bpd)
434 436 460 464 465 466 459 487 505 502 478 479 497
Nederland terminal throughput (thousands of bpd)
507 526 653 646 560 531 726 684 780 724 696 771 869
Refinery terminals throughput (thousands of bpd)
696 654 583 599 609 574 498 471 459 434 389 393 483
Crude Oil Pipelines:
Pipeline throughput (thousands of bpd)
(5)
674 683 664 670 611 687 837 906 1,387 1,592 1,493 1,641 1,637
Pipeline revenue per barrel (cents)
(5)
49.6 68.5 81.0 86.2 74.3 68.5 57.2 49.5 47.3 50.9 52.7 54.2 54.0
Crude Oil Acquisition and Marketing:
Crude oil purchases (thousands of bpd)
578 579 637 656 539 540 603 681 662 606 601 637 723
Gross margin per barrel purchased (cents)
(6)
8.0 21.9 48.5 21.3 1.4 22.3 2.7 6.8 34.3 35.6 8.4 61.6 66.3
Average crude oil price (per barrel)
2009 2010 2011
72.40 $   99.65 $   43.21 $   59.61 $   68.29 $   76.17 $   78.79 $   77.99 $   76.21 $   85.18 $   94.25 $   102.55 $    89.81 $
(1)
In the third quarter 2011,  the Partnership realigned its reporting segments. The updated reporting segments are: Refined Products Pipeline, Crude Oil Pipeline, Terminal Facilities, and Crude Oil Acquisition and
Marketing. The primary difference in the new  reporting is the segregation of  the crude oil pipeline and the crude oil acquisition and marketing operations. For comparative purposes, all prior  period amounts have been  recast to reflect the new segment reporting. The change does not impact consolidated  net income.
(2)
Excludes amounts attributable to equity ownership interests which are not consolidated.
(3)
In May 2011, the Partnership acquired a controlling financial interest in the Inland refined products pipeline. As a result of  this acquisition, the Partnership accounted for this entity as a consolidated subsidiary  from the acquisition date. Volumes for the three months ended September 30, 2011 of 137 thousand bpd and the related  revenue per barrel,  have been included in the refined  products pipeline throughput and revenue per barrel.
(4)
In July 2011 and August 2011, the Partnership acquired the Eagle Point tank farm and a refined products terminal located in East Boston Massachusetts, respectively.  Volumes and revenues for these acquisitions are included from their acquisition dates.
(5)
In July 2010,  the Partnership acquired additional interests in the Mid-Valley and West Texas Gulf crude oil pipelines,  which  previously had been  recorded as equity investments. The Partnership obtained a controlling financial interest as a result of these acquisitions and began accounting for  these entities as consolidated subsidiaries from their respective acquisition dates. Volumes and the related revenues for the three months ended September 30, 2010 of 353 thousand bpd have been included in the crude oil  pipeline throughput and revenue per barrel. From the date of acquisition, these pipelines had actual throughput of approximately 602 thousand bpd for the three months ended September 30, 2010.  The amounts presented for the three month period ended September 30, 2011 include amounts attributable to these systems for  the entire period.
(6)
Represents total segment sales and other operating  revenue minus cost of  products sold and operating expenses and depreciation and amortization divided by  total crude purchases.